UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 7, 2017
(Date of earliest event reported: September 29, 2017)

Hooker Furniture Corporation
(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	000-25349 (Commission File Number)	54-0251350 (IRS Employer Identification No.)

440 East Commonwealth Boulevard Martinsville, Virginia (Address of Principal Executive Offices)	24112 (Zip Code)	(276) 632-0459 Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On September 29, 2017, the Company completed the previously announced acquisition (the “Acquisition”) of substantially all of the assets of Shenandoah Furniture, Inc. (“Shenandoah”) pursuant to the Asset Purchase Agreement the Company and Shenandoah entered into on September 6, 2017.

The Company filed a Current Report on Form 8-K on September 29, 2017 (the “Original Form 8-K”) announcing the completion of the Acquisition and providing the disclosure items required in Items 1.01, 2.01, 2.03, 3.02, 8.01 and 9.01 of Form 8-K.

This Current Report on Form 8-K/A is being filed with the SEC to amend and supplement the Original Form 8-K to provide the disclosures required by Item 9.01 of Form 8-K, including the required historical financial information of Shenandoah and the required pro forma financial statements.

Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

99.1
Audited balance sheets of Shenandoah as of December 31, 2015 and 2016, the related audited statement of operations and stockholders’ equity for the year ended December 31, 2016 and the related notes to such audited financial statements.

99.2	Unaudited balance sheets of Shenandoah as of June 30, 2016 and 2017, the related unaudited statement of operations for the six-months ended June 30, 2016 and 2017.

(b)           Pro Forma Financial Information

99.3
Unaudited pro forma condensed combined balance sheet as of July 30, 2017, the related unaudited pro forma condensed combined statement of income for the year ended January 29, 2017 and the six-month period ended July 30, 2017 and the related notes to such unaudited pro forma condensed combined financial statements.

The pro forma condensed combined financial statements are unaudited, are presented for informational purposes only, and are not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been completed as of the dates or at the beginning of the periods presented. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future consolidated financial position or operating results of the combined companies.

(c)           Not applicable.

(d)           Exhibits

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Davidson, Holland, Whitesell & Co. PLLC, Independent Auditors with respect to Shenandoah.

99.1*
Audited balance sheets of Shenandoah as of December 31, 2015 and 2016, the related audited statements of operations and stockholders’ equity for the year ended of December 31, 2016 and the related notes to such audited financial statements.

99.2*	Unaudited balance sheets of Shenandoah as of June 30, 2016 and 2017, the related unaudited statement of operations for the six-months ended of June 30, 2016 and 2017.

99.3*
Unaudited pro forma condensed combined balance sheet as of July 30, 2017, the related unaudited pro forma condensed combined statements of income for the year ended January 29, 2017 and the six-month period ended July 30, 2017 and the related notes to such unaudited pro forma condensed combined financial statements.

* Filed herewith.

Forward-Looking Statements

Certain statements made in this Form 8-K/A, other than those based on historical facts, may be forward-looking statements. Forward-looking statements reflect our reasonable judgment with respect to future events and typically can be identified by the use of forward-looking terminology such as “believes,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should,” “would,” “could” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy.  Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  Those risks and uncertainties include but are not limited to: (1) general economic or business conditions, both domestically and internationally, and instability in the financial and credit markets, including their potential impact on our (i) sales and operating costs and access to financing or (ii) customers and suppliers and their ability to obtain financing or generate the cash necessary to conduct their respective businesses; (2) the risks related to the recent acquisition (the “Acquisition”) of substantially all of the assets and certain liabilities of Shenandoah Furniture, Inc., (“SFI”) including  integration costs, costs related to acquisition debt, maintaining SFI’s existing customer relationships, debt service costs, interest rate volatility, the use of operating cash flows to service debt to the detriment of other corporate initiatives or strategic opportunities, financial statement charges related to the application of current accounting guidance in accounting for the Acquisition, the recognition of significant additional depreciation and amortization expenses by the combined entity,  the loss of key employees from SFI, the disruption of ongoing businesses or inconsistencies in standards, controls, procedures and policies across the companies which could adversely affect our internal control or information systems and the costs of bringing them into compliance and failure to realize benefits anticipated from the Acquisition; (3) the risks specifically related to the concentrations of a material part of our sales and accounts receivable in only a few customers; (4) achieving and managing growth and change, and the risks associated with new business lines, acquisitions (including the recent Shenandoah Acquisition), restructurings, strategic alliances and international operations; (5) risks associated with our reliance on offshore sourcing and the cost of imported goods, including fluctuation in the prices of purchased finished goods and transportation and warehousing costs; (6) adverse political acts or developments in, or affecting, the international markets from which we import products, including duties or tariffs imposed on those products by foreign governments or the U.S. government, including the implementation of a possible border-adjustment tax; (7) our ability to successfully implement our business plan to increase sales and improve financial performance; (8) changes in actuarial assumptions, the interest rate environment, the return on plan assets and future funding obligations related to the Pulaski Furniture Pension Plan for Employees (“Pension Plan”), which can affect future funding obligations, costs and plan liabilities; (9) the possible impairment of our long-lived assets, which can result in reduced earnings and net worth; (10) the cost and difficulty of marketing and selling our products in foreign markets; (11) disruptions involving our vendors or the transportation and handling industries, particularly those affecting imported products from Vietnam and China, including customs issues, labor stoppages, strikes or slowdowns and the availability of shipping containers and cargo ships; (12) the interruption, inadequacy, security breaches or integration failure of our information systems or information technology infrastructure, related service providers or the internet; (13) disruptions affecting our Virginia, North Carolina or California warehouses, our Virginia or North Carolina administrative facilities or our representative offices in Vietnam and China; (14) when or whether our new business initiatives, meet growth and profitability targets; (15) price competition in the furniture industry; (16) changes in domestic and international monetary policies and fluctuations in foreign currency exchange rates affecting the price of our imported products and raw materials; (17) the cyclical nature of the furniture industry, which is particularly sensitive to changes in consumer confidence, the amount of consumers’ income available for discretionary purchases, and the availability and terms of consumer credit; (18) risks associated with domestic manufacturing operations, including fluctuations in capacity utilization and the prices and availability of key raw materials, as well as changes in transportation, warehousing and domestic labor costs and environmental compliance and remediation costs; (19) risks associated with distribution through third-party retailers, such as non-binding dealership arrangements; (20) capital requirements and costs, including the servicing of our floating-rate term loans; (21) competition from non-traditional outlets, such as catalog and internet retailers and home improvement centers; (22) changes in consumer preferences, including increased demand for lower-quality, lower-priced furniture due to, among other things, declines in consumer confidence, amounts of discretionary income available for furniture purchases and the availability of consumer credit; (23) higher than expected costs associated with product quality and safety, including regulatory compliance costs related to the sale of consumer products and costs related to defective or non-compliant products; and (24) higher than expected employee medical and workers’ compensation costs that may increase the cost of our self-insured healthcare and workers’ compensation plans; and  (25) Other risks and uncertainties as described in Item 1A, “Risk Factors” in our 2017 annual report on Form 10-K and any subsequent update to those risks and uncertainties as described in Item 1A “Risk Factors” in any Form 10-Q filed during our 2018 fiscal year. Our forward-looking statements could be wrong in light of these and other risks, uncertainties and assumptions. The future events, developments or results described in this report could turn out to be materially different Additionally, actual results may differ materially from these forward looking statements for other reasons including that while the Shenandoah Acquisition will be accounted for under the acquisition method of accounting (whereby the assets acquired and liabilities assumed will be measured at their respective fair values with any excess reflected as goodwill), the determination of the fair values of the net assets acquired, including intangible and net tangible assets, is based upon certain valuations that have not been finalized, and while the adjustments to record the assets acquired and liabilities assumed at fair value reflect our best estimates, such valuations are subject to change once the detailed analyses are completed, which adjustments may be material. Any forward-looking statement we make speaks only as of the date of that statement, and we undertake no obligation, except as required by law, to update any forward-looking statements whether as a result of new information, future events or otherwise and you should not expect us to do so.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By: /s/ Paul A. Huckfeldt
       Paul A. Huckfeldt
       Senior Vice President – Finance and Accounting
       Chief Financial Officer

Date: December 7, 2017